UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/30/2010

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51485

Delaware	72-1060618
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

400 International Parkway

Heathrow, FL 32746

(Address of principal executive offices, including zip code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 30, 2010, the Company issued a press release announcing its earnings results for its fiscal first quarter ended March 28, 2010. A copy of the press release is being furnished as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate Exhibit 99.1 or any other information set forth in this report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 Press Release issued by Ruth’s Hospitality Group, Inc., dated April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: April 30, 2010	By:	/S/ BRIAN M. JUDGE
Brian M. Judge
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Ruth’s Hospitality Group, Inc., dated April 30, 2010.

4